UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2005

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization	(Commission file number)	(I.R.S. Employer Identification No.)

4490 Von Karman Avenue Newport Beach, California	92660 (Zip Code)
(Address of principal executive offices)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02    Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section, except as specifically incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

On August 8, 2005 William Lyon Homes issued a press release announcing its financial results for the quarter and six months ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01    Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release issued on August 8, 2005 announcing financial results for the quarter and six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name: Its:	Michael D. Grubbs Senior Vice President, Chief Financial Officer and Treasurer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on August 8, 2005 announcing financial results for the quarter and six months ended June 30, 2005.